Exhibit 10.1

Execution Version

FIRST AMENDMENT TO LOAN AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (this “First Amendment”), dated as of August 17, 2026 (the “First Amendment Effective Date”), is among NEXPOINT REAL ESTATE FINANCE, INC., a Maryland corporation (the “Borrower”), the other Pledgors party hereto, and MIZUHO CAPITAL MARKETS LLC, as Lender (the “Lender”).

Recitals

A.    The Borrower and the Lender are parties to that certain Loan Agreement dated as of April 29, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Loan Agreement”), pursuant to which the Lender has, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.    The Borrower, the other Pledgors and the Lender are parties to that certain Security Agreement dated as of April 29, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Security Agreement”).

C.     The Borrower has requested that the Lender amend the Loan Agreement and the Security Agreement in certain respects in each case as set forth herein.

D.      The Lender has agreed, subject to the terms and conditions set forth herein, to enter into this First Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Loan Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Loan Agreement, as amended hereby. Unless otherwise indicated, all section references in this First Amendment refer to the Loan Agreement.

Section 2.    Amendments to Loan Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Loan Agreement shall be amended, effective as of the First Amendment Effective Date, in the manner provided in this Section 2.

2.1    Additional Definitions. Section 1.01 of the Loan Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“First Amendment” means that certain First Amendment to Loan Agreement and First Amendment to Security Agreement dated as of the First Amendment Effective Date, among Borrower, the other Pledgors party thereto and Lender.

“First Amendment Effective Date” means August 17, 2026.

2.2     Restated Definitions. The following definitions contained in Section 1.01 of the Loan Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Borrowing Date” means the date on which a Borrowing is made pursuant to Section 2.02, which shall be an Interest Payment Date or such other date as evidenced by written instrument or correspondence (including email), including the First Amendment Effective Date.

“Loan Documents” means this Agreement, the First Amendment, any Note, the Collateral Documents, and any other agreement, document, and instrument in favor of Lender delivered in connection with, pursuant to, or under, this Agreement.

“Term Loan Amount” means $450,000,000.

“TRS Confirmation” means the Amended and Restated Confirmation under the ISDA Master Agreement, dated as of the First Amendment Effective Date, by and between the Borrower and the Lender.

2.3     Amendment to Section 2.04(c) of the Loan Agreement. Section 2.04(c) of the Loan Agreement is hereby amended and restated in its entirety to read in full as follows:

(c)

All Underlying Investment Repayments received by the Borrower shall be applied to prepay the Loan (i) prior to the occurrence of an Event of Default, in an amount equal to one hundred percent (100%) of such Underlying Investment Repayments until the Outstanding Amount is less than $384,000,000; thereafter, seventy-five percent (75%) of such Underlying Investment Repayments shall be applied to prepay the Loan until the Outstanding Amount is less than $300,000,000; and thereafter, fifty percent (50%) of such Underlying Investment Repayments shall be applied to prepay the Loan and (ii) after the occurrence and during the continuance of an Event of Default, in an amount equal to one hundred percent (100%) of such Underlying Investment Repayments. Each such prepayment shall be made within ten (10) Business Days after Borrower’s receipt of any Underlying Investment Repayment; provided that Lender shall have received at least two (2) Business Days’ prior notice of such prepayment in accordance with Section 5.03(c). Each such prepayment shall be accompanied by any unpaid fees or expenses in respect thereof. For the avoidance of doubt, prepayments pursuant to this Section 2.04(c) shall not be required to be accompanied by accrued and unpaid interest on the principal amount prepaid.

2.4      Amendment to Section 5.17 of the Loan Agreement. Section 5.17 of the Loan Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 5.17         Post-Closing Covenants

(a)

The Borrower shall use commercially reasonable efforts to cause the issuer or borrower of each Specified Eligible Investment for which the written confirmation described in Section 3.01(a)(x) was not delivered on or prior to the First Amendment Effective Date to provide such written confirmation to Lender as soon as commercially reasonable, but in any event not later than thirty (30) days following the First Amendment Effective Date, unless otherwise consented to in writing by the Lender.

(b)

The Borrower shall use commercially reasonable efforts to cause the issuer or borrower of each Eligible Investment to provide written confirmation (which may be by email) of the amount of such Eligible Investment issued to the applicable Pledgor and that such Eligible Investment may be pledged as Collateral not later than thirty (30) days following the First Amendment Effective Date, unless otherwise consented to in writing by the Lender.

2.5      Amendment to Schedule 8.02 of the Loan Agreement. Schedule 8.02 of the Loan Agreement is hereby amended to replace the reference to

“Winston & Strawn LLP

Address: 2121 N. Pearl St., Suite 900

Dallas, Texas 75201

Attn: Charles T. Haag

Email: chaag@winston.com”

with

“Paul Hastings LLP

2001 Ross Avenue, Suite 2700

Dallas, Texas 75201

Attn: Charles T. Haag

Email: charliehaag@paulhastings.com”

Section 3.    Amendment to Security Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, effective as of the First Amendment Effective Date, Schedule 1 to the Security Agreement is hereby amended and restated in its entirety in the form of Annex A attached hereto, and Annex A attached hereto shall be deemed to be attached as Schedule 1 to the Security Agreement.

Section 4.    Conditions Precedent. The effectiveness of this First Amendment is subject to the following:

4.1    Counterparts. The Lender shall have received counterparts of this First Amendment duly executed by each of the Borrower, the Pledgors and the Lender.

4.2    Organizational Documents. The Lender shall have received certified copies of the Organization Documents of each Loan Party.

4.3   Secretary’s Certificate, Resolutions and Incumbency. The Lender shall have received such certificates or resolutions or other action, incumbency certificates and other certificates of Responsible Officers of each Loan Party as Lender may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this First Amendment and the other Loan Documents.

4.4   Good Standing Certificates. The Lender shall have received certificates evidencing that each Loan Party is in good standing (or an analogous status) in its jurisdiction of formation.

4.5    Notice of Borrowing. The Lender shall have received a Notice of Borrowing executed by a Responsible Officer of the Borrower.

4.6   Fees and Expenses. The Lender shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date pursuant to the Loan Documents.

Section 5.    Miscellaneous.

5.1    Confirmation and Effect. The provisions of the Loan Agreement and Security Agreement (in each case, as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Loan Agreement, the Security Agreement or any other Loan Document. Each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby. Each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Security Agreement as amended hereby, and each reference to the Security Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby.

5.2    Ratification and Affirmation of the Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, (d) represents and warrants to the Lender that each representation and warranty of such Loan Party contained in the Loan Agreement, the Security Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 and Section 3 hereof except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to a Material Adverse Event, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (e) represents and warrants to the Lender that the execution, delivery and performance by such Loan Party of this First Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, (f) represents and warrants to the Lender that the execution and delivery by each Loan Party of this First Amendment and each Loan Party’s performance of its obligations under the Loan Documents do not conflict with any of its Organization Documents or any agreement or obligation by which such Loan Party is bound, and (g) represents and warrants to the Lender that, after giving effect to this First Amendment, no Default or Event of Default exists.

5.3    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by fax or electronic transmission (e.g. “.pdf”) shall be effective as delivery of a manually executed original counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this First Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

5.4    No Oral Agreement. This written First Amendment, the Loan Agreement, the Security Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties hereto or thereto and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Loan Agreement, the Security Agreement and the other Loan Documents.

5.5    Governing Law. This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.6    Payment of Expenses. Each party hereto shall bear its own reasonable and documented out-of-pocket costs and expenses (including the fees, charges and disbursements of counsel, accountants, rating agencies and other outside experts) incurred in connection with the development, preparation, negotiation and execution of this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby. For the avoidance of doubt, the Borrower shall have no obligation under this First Amendment to pay or reimburse any such costs or expenses of Lender or its Affiliates.

5.7    Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8    Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.9    Interpretation. Section 1.02 (Other Interpretive Provisions) of the Loan Agreement is hereby incorporated by reference mutatis mutandis.

[Signature Pages Follow.]

The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:	NEXPOINT REAL ESTATE FINANCE, INC.

	By:	/s/ Paul Richards
	Name:	Paul Richards
	Title:	Chief Financial Officer, Executive VP-Finance, Assistant Secretary and Treasurer

OTHER PLEDGORS:	NEXPOINT REAL ESTATE FINANCE OPERATING PARTNERSHIP, L.P.

	By:	/s/ Paul Richards
	Name:	Paul Richards
	Title:	Chief Financial Officer, Executive VP-Finance, Assistant Secretary and Treasurer

NREF OP II, L.P. NREF OP IV, L.P. NREF MERCADO, LLC NREF OP II SUBHOLDCO LLC NREF OP IV REIT SUB LLC NREF OP IV SUBHOLDCO, LLC NREF OP IV TRS, LLC

By:	/s/ Paul Richards
Name:	Paul Richards
Title:	Chief Financial Officer, Executive VP-Finance, Assistant Secretary and Treasurer

[Signature Page to First Amendment to Loan Agreement and First Amendment to Security Agreement – NexPoint Real Estate Finance, Inc.]

NREF BRIAR FOREST, LLC NREF MEDLEY, LLC NREF SK, LLC

By:	/s/ Paul Richards
Name:	Paul Richards
Title:	Authorized Representative

[Signature Page to First Amendment to Loan Agreement and First Amendment to Security Agreement – NexPoint Real Estate Finance, Inc.]

LENDER:	MIZUHO CAPITAL MARKETS, LLC By: Mizuho Securities USA LLC, its manager

	By:	/s/ Julian Rudin
	Name:	Julian Rudin
	Title:	Authorized Signatory

[Signature Page to First Amendment to Loan Agreement and First Amendment to Security Agreement – NexPoint Real Estate Finance, Inc.]

ANNEX A

Schedule 1 to the Security Agreement

[Intentionally Omitted.]

ANNEX A